SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                                -----------------

                     DWS Emerging Markets Fixed Income Fund

                              DWS Global Bond Fund

Each fund's Board has approved the termination of Aberdeen Asset Management Investment Services Limited ("AAMISL") as each fund's subadvisor. Effective December 1, 2008, Deutsche Investment Management Americas Inc. (the "Advisor") will assume all day-to-day advisory responsibilities for each fund that were previously delegated to AAMISL. Each fund's Board has also approved certain changes to each fund's investment strategy and reductions to investment management fee rates.

DWS Emerging Markets Fixed Income Fund

Effective December 1, 2008, the following information replaces "The Fund's Main Investment Strategy" section of the fund's prospectuses:

The fund seeks to provide high current income and, secondarily, long-term capital appreciation.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer is traded mainly in an emerging market, is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets.

The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

To help manage risk, the fund invests at least 50% of total assets in US dollar-denominated securities. The fund also does not invest more than 40% of total assets in any one country. The fund may invest up to 20% of net assets in debt securities from developed markets and up to 20% of net assets in US debt securities including those that are rated below investment-grade.

In making their buy and sell decisions, portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within global bond markets.

In choosing individual bonds, portfolio management uses independent analysis to look for bonds that have attractive yields and show improving credit. Portfolio management prefers bonds that are denominated in stable or strengthening currencies, but may invest in bonds denominated in other currencies if deemed attractive.

Portfolio management may focus on the securities of particular issuers, industries, countries or regions at different times.

Portfolio management may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on their outlook for interest rates.

Derivatives. The fund may use derivatives as a principal investment strategy, including for hedging or non-hedging purposes. For example, the fund may (but is not required to) use derivatives to "hedge" or reduce foreign currency risk the fund would otherwise be exposed to by reason of owning bonds denominated in foreign currencies. The fund also may use derivatives to take active, unhedged positions in foreign currencies where it believes the currency markets may offer better risk-reward opportunities than traditional bonds denominated in such currencies. In particular, the fund may use interest rate and currency futures contracts, eurodollar futures contracts, interest rate and currency swaps, and credit default swaps.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

September 24, 2008
DGFIF-3600

Credit Quality Policies. The fund may invest up to 100% of net assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default. The fund may invest up to 10% of net assets in bonds of grade D/C, which are usually in default.

Securities Lending. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The following information supplements the disclosure under "Management Fee" in the "Who Manages and Oversees the Funds" section of the fund's prospectuses:

Effective December 1, 2008, DWS Emerging Markets Fixed Income Fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.59% of the fund's average daily net assets.

DWS Global Bond Fund

Effective December 1, 2008, the following information replaces "The Fund's Main Investment Strategy" section of the fund's prospectuses:

The fund seeks total return, with an emphasis on current income; capital appreciation is a secondary goal. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of issuers from around the world, including the United States. The fund can buy many types of income-producing securities, among them US and foreign government bonds, corporate bonds and mortgage- and asset-backed securities.

In making their buy and sell decisions, portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within the global bond markets.

In choosing individual bonds, portfolio management uses independent analysis to look for bonds that have attractive yields and show improving credit. Portfolio management prefers bonds that are denominated in stable or strengthening currencies, but may invest in bonds denominated in other currencies if deemed attractive.

Portfolio management may focus on the securities of particular issuers, industries, countries or regions at different times.

The fund may purchase individual securities with any stated maturity.

Derivatives. The fund is permitted, but not required to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the fund may use interest rate and currency futures contracts, eurodollars futures contracts, interest rate and currency swaps and credit default swaps.

Credit Quality Policies. The fund may invest up to 35% of net assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Securities Lending. The fund may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The following information replaces similar disclosure under "Management Fee" in the "Who Manages and Oversees the Funds" section of the fund's prospectuses:

Effective December 1, 2008, DWS Global Bond Fund pays the Advisor under the investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.41% of the fund's average daily net assets.


September 24, 2008
DGFIF-3600

Effective December 1, 2008, the following information replaces information about the portfolio management team in the "Portfolio management" section of the fund's prospectuses:

The following people handle the day-to-day management of DWS Emerging Markets Fixed Income Fund and DWS Global Bond Fund:

Kenneth R. Bowling, CFA, Managing Director                      J. Richard Robben, CFA, Vice President
Head of Institutional Fixed Income Investments, Americas:       Portfolio Manager for Institutional Fixed Income: Louisville.
Louisville.                                                       o Joined Deutsche Asset Management in March 2007 after 11 years
  o Joined Deutsche Asset Management in 2007 after 14 years         of experience at INVESCO Institutional, most recently as
    of experience at INVESCO where he was most recently             senior portfolio manager for LIBOR-related strategies and head
    director of US fixed Income.                                    of portfolio construction group for North American Fixed
  o BS and MEng from University of Louisville.                      Income.
Jamie Guenther, CFA, Managing Director                            o BA from Bellarmine University.
Head of Institutional Credit: Louisville.                       David Vignolo, CFA, Vice President
  o Joined Deutsche Asset Management in 2007 after 25 years     Portfolio and Sector Manager for Institutional Fixed Income:
    of experience, most recently as head of Credit Research     Louisville.
    and CDO/CSO Credit for INVESCO. Prior to that he was head      o Joined Deutsche Asset Management in March 2007 after 20 years
    of financial institution investment research at Duff &           of experience that included head of corporate bond trading and
    Phelps Investment Research. Before that he was a global          portfolio manager for INVESCO and Conning Asset Management
    security analyst for Alexander & Alexander. He began his         Co., and corporate bond trader and portfolio manager for ANB
    career in 1982 at Touche Ross Financial Consulting.              Investment Management Co.
  o BBA from Western Michigan University.                          o BS from Indiana University; MBA from Case Western Reserve
John Brennan, Director                                               University.
Portfolio and Sector Manager for Institutional Fixed Income:    J. Kevin Horsley, CFA, CPA, Director
Louisville.                                                     Credit Analyst for Institutional Fixed Income: Louisville.
  o Joined Deutsche Asset Management in March 2007 after           o Joined Deutsche Asset Management in March 2007 after 13 years
    14 years of experience at INVESCO and Freddie Mac. Prior         of experience, of which 11 were at INVESCO as senior analyst
    to joining was head of Structured Securities sector team         for a variety of credit sectors. He also has experience in the
    for INVESCO and before that was senior fixed income              structured securities market (asset-backed and commercial
    portfolio manager at Freddie Mac specializing in MBS,            mortgage-backed securities), and in research coverage of
    CMBS, collateralized mortgage obligations, ARMS, mortgage        foreign exchange markets, corporate finance, market planning
    derivatives, US Treasuries and agency debt.                      in the telecom sector, and in public accounting.
  o BS from University of Maryland; MBA from William & Mary.       o BA from Transylvania University; MBA from Owen Graduate School
Bruce Harley, CFA, CEBS, Director                                    of Management, Vanderbilt University.
Portfolio and Sector Manager for Institutional Fixed Income:    Stephen Willer, CFA, Vice President
Louisville.                                                     Portfolio manager for Institutional Fixed Income: Louisville.
  o Joined Deutsche Asset Management in March 2007 after           o Joined Deutsche Asset Management in March 2007 after 13 years
    18 years of experience at INVESCO where he was head of           of experience, 11 of which were at AMVESCAP, INVESCO
    Governments and Derivatives, responsible for positioning         Institutional, where he was CDO portfolio manager responsible
    for US duration and term structure; Government and               for structuring, pricing and managing corporate credit CSOs,
    futures trading.                                                 developing CDS based trading strategies and vehicles, and
  o BS in Economics from University of Louisville.                   Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.
                                                                   o BS in Finance/Economics from the University of Richmond.


September 24, 2008
DGFIF-3600

               Please Retain This Supplement for Future Reference


September 24, 2008
DGFIF-3600